UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: February 11, 2014

(Date of earliest event reported)

ProUroCare Medical Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51774

Nevada	20–1212923
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6440 Flying Cloud Drive, Suite 101, Eden Prairie, Minnesota 55344

(Address of principal executive offices, including zip code)

(952) 476–9093

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Robert Rudelius resigned from the board of directors of ProUroCare Medical, Inc. (the “Company”) on February 11, 2014 and has told the Company that he is planning to organize a group of investors to make a significant investment in the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL INC.

	By:	/s/ Alan Shuler
Alan G. Shuler
Chief Financial Officer and Secretary
Date: February 12, 2014